UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 19, 2015
Date of Report
(Date of earliest event reported)
____________________
Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On May 20, 2015, Core-Mark Holding Company, Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of the State of Delaware in order to effect an increase of the total number of shares of the Company’s common stock the Company is authorized to issue from 50,000,000 to 100,000,000.

As disclosed in further detail under Item 5.07 below, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect the authorized share increase.

The authorized share increase became effective on May 20, 2015. The Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and its terms are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2015, the Company held its 2015 Annual Meeting of Stockholders. Of the 23,141,080 shares of common stock outstanding and entitled to vote, 21,618,601 shares, or 93.4%, were represented at the meeting. During the meeting, the stockholders approved the following matters:

Proposal 1 – Election of Directors
•Duly elected the following eight individuals to the Board of Directors to serve as directors until the 2016 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Robert A. Allen	20,679,813	190,887	2,993	744,908
Stuart W. Booth	20,716,880	153,815	2,998	744,908
Gary F. Colter	20,614,434	256,190	3,069	744,908
Robert G. Gross	20,680,299	190,396	2,998	744,908
Thomas B. Perkins	20,716,236	154,458	2,999	744,908
Harvey L. Tepner	20,693,022	177,673	2,998	744,908
Randolph I. Thornton	20,693,150	177,474	3,069	744,908
J. Michael Walsh	20,714,771	155,923	2,999	744,908

Proposal 2 – Advisory Resolution to Approve Executive Compensation
•Duly approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in our Proxy Statement as filed with the Securities and Exchange Commission on April 8, 2015.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Advisory approval of executive compensation	20,626,366	91,229	156,098	744,908

Proposal 3 – Approval of an Amendment to the Certificate of Incorporation to Increase Authorized Shares

•	Duly approved the increase of total number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Approval of share increase	12,758,998	8,840,109	19,494	—

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm
•Duly ratified Deloitte & Touche LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Deloitte & Touche LLP	21,325,112	289,863	3,626	—

(1)
A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange (which govern brokers even if they hold NASDAQ securities), they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors or the advisory approval of executive compensation.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as exhibits to this report:

Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Core-Mark Holding Company, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core-Mark Holding Company, Inc.

Date: May 21, 2015	By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Core-Mark Holding Company, Inc.